UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


Date of Report (date of earliest event reported):     July 7, 2003



                              AUDIOVOX CORPORATION
             (Exact name of registrant as specified in its charter)



DELAWARE                              1-9532                  13-1964841
(State or other jurisdiction       (Commission      (IRS Employer Identification
 of Incorporation)                 File Number)                 Number)




150 Marcus Boulevard, Hauppauge, New York                       11788
(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code:           (631) 231-7750



                                      NONE
          (Former name or former address, if changed since last report)






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ITEM 5.      OTHER EVENTS

     On July 7, 2003 at 10:00 a.m., Audiovox Corporation (the "Company") held a conference call and live Webcast to discuss its financial results for the quarter ended May 31, 2003. The Company has prepared a transcript of that conference call, a copy of which is annexed hereto as Exhibit 99.1.

ITEM 7.               EXHIBITS

Exhibit 99.1   Transcript of conference call held on July 7,
                    2003 at 10:00 a.m.










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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AUDIOVOX CORPORATION




Dated:  July 8, 2003                      By:s/ Charles M.  Stoehr
                                             -----------------------------------
                                                  Charles M.  Stoehr
                                                  Senior Vice President and
                                                  Chief Financial Officer





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